Exhibit 99.2

 Investor Presentation  January 2023

 Forward Looking Statement  Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, or for the Company’s product candidates in the U.S., Europe, Japan or other markets, including separate regulatory approval for the Lamira® Nebulizer System and other product candidate devices in each market and for each usage; failure to successfully commercialize ARIKAYCE, the Company's only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser  Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the COVID-19 pandemic and efforts to reduce its spread on the Company’s business, employees, including key personnel, patients, partners and suppliers; risk that brensocatib does not prove effective or safe for patients in ongoing and future clinical studies, including the ASPEN study; risk that TPIP does not prove to be effective or safe for patients in ongoing and future clinical studies; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company’s inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that the Company will not successfully or in a timely  manner complete the study to validate a patient reported outcome tool and the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE; inability of the Company, PARI or the Company’s other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company’s inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE or the Company’s product candidates; inaccuracies in the Company’s estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or the Company’s other product candidates or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the risks and uncertainties associated with, and the perceived benefits of, our secured senior loan with certain funds managed by Pharmakon Advisors, LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the perceived impact of the restrictions on our operations under these agreements; the Company’s inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of the Company’s product candidates that are approved in the future; failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; risk that the Company’s competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product the Company is developing for a particular indication; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP and the Company’s other product candidates due to the Company’s limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and its potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; risks that the Company’s clinical studies will be delayed or that serious side effects will be identified during drug development; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company’s product candidates for commercial or clinical needs, to conduct the Company’s clinical trials, or to comply with the Company’s agreements or laws and regulations that impact the Company’s business or agreements with the Company; the Company’s inability to attract and retain key personnel or to effectively manage the Company’s growth; the Company’s inability to successfully integrate its recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that the Company’s acquired technologies, products and product candidates are not commercially successful; the Company’s inability to adapt to its highly competitive and changing environment; risk that the Company is unable to maintain its significant customers; risk that government healthcare reform materially increases the Company’s costs and damages its financial condition; the Company’s inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE or the Company’s product candidates, including its  license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; risk that the Company’s operations are subject to a material disruption in the event of a cybersecurity attack or issue; business disruptions or expenses related to the upgrade to the Company’s enterprise resource planning system; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company’s business, including any pricing reform, and failure to comply with such laws  and regulations; the Company’s history of operating losses, and the possibility that the Company may never achieve or maintain profitability; goodwill impairment charges affecting the Company’s results of operations and financial condition; inability to repay the Company’s existing indebtedness and uncertainties with respect to the Company’s ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company’s forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Company filings with the Securities and Exchange Commission (SEC).  The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

 Build a sustainable biotechnology company by leveraging revenue generation from a portfolio of life-altering therapies for small patient populations experiencing big health problems  5-YEAR VISION

 The next 18 months will be the most transformative in the company’s history…  CASH > $1 billion to support near-term inflection points  COMMERCIAL ENGINE   On track to achieve 30% revenue growth in 2022  $285M to $300M in revenue expected in 2023  MATURING PIPELINEClinical data from each of our programs throughout 2023-2024  This is the year you want to build a position in Insmed.  4

 Building sustainable growth by 2025  Commercial  1  2  3  4  ARIKAYCE  Brensocatib  TPIP*  Early-Stage Research  Refractory MAC lung disease  Frontline MAClung disease  Next Gen Manufacturing  Additional Technologies  Phase 3  <20% OF EXPENDITURES  Phase 2  Preclinical  Bronchiectasis  Pulmonary hypertension associated with interstitial lung disease (PH-ILD)  Pulmonary arterial hypertension (PAH)  Musculoskeletal   CNS  Ocular  Rheumatologic  >80% OF EXPENDITURES  Chronic Rhinosinusitis without Nasal Polyps (CRSsNP)  Cystic Fibrosis  Hidradenitis Suppurativa (HS)  U.S., Japan, EU† Market  U.S., Japan, EU† Market  U.S., Japan, EU† Market  U.S., Japan, EU† Market  † European 5 comprised of France, Germany, Italy, Spain and the United Kingdom*Treprostinil Palmitil Inhalation Powder  5

 1  ARIKAYCE  ARIKAYCE is poised to address the front-line population….  First in diseaseapproved product  Strongly recommendedfor use in international guidelines  Extremely successful commercial launch US/Japan/EU  1st of 2 Phase 3 trials for frontline fully enrolled with topline results Q3 2023  12K-17K (2019E)*  95-115K (2019E)*   U.S.  Refractory MAC lung disease  DiagnosedNTMPatients  15K-18K (2018E)*  125-145K (2018E)*   Japan  1,400 (2018E)*  14K (2018E)*   EU† Market  2  Brensocatib  3  TPIP  4  Early-Stage Research  *Source: Internal analysis of published NTM epidemiology, primary market research with treating HCPs, and anonymized patient level claims data in US   †European 5 comprised of France, Germany, Italy, Spain and the United Kingdom

Brensocatib – A pipeline in a product
Phase 3 data expected 2Q 2024

1 ARIKAYCE | **2 Brensocatib** | 3 TPIP | 4 Early-Stage Research

- Blockbuster potential
- First-in-mechanism
- Potentially first-in-disease in both bronchiectasis and CRSsNP
- Phase 2 WILLOW data published in NEJM
- **Phase 3 ASPEN trial reads out in just over a year…**

~1M

TOTAL DIAGNOSED **NON-CF BRONCHIECTASIS** PATIENTS AT LAUNCH[1]

U.S.	Japan*	EU+ Market*
~450K[2,3]	**~150K**	**~400K**

[1]Assumes indication for non-cystic fibrosis bronchiectasis and approval in US, Europe5, and Japan; [2]Weycker, et al. Prevalence and incidence of NCFBE among US adults in 2013. Chronic Respiratory Disease. 2017; [3]Insmed: Patient Level Claims Data Analysis and Internal Market Research; *Ex-US estimates based on published epidemiology research, Insmed market research, and extrapolation of US-focused claims and epi data analysis (sourced from swoop/ipm.ai); +European 5 comprised of France, Germany, Italy, Spain and the United Kingdom

insmed 7

 Brensocatib (DPP1 Inhibitor) has potential in a broad range of neutrophil-mediated diseases  Neutrophils play an essential role in pathogen destruction and inflammatory mediation.   Neutrophils contain the NSPs that have been implicated in a variety of inflammatory diseases such as bronchiectasis, CRS, CF and HS  DPP1 catalyzes activation of NSPs  Brensocatib shows inhibition of NSPs in multiple clinical studies  Phase 2 data published in NEJM showed potential clinical benefits of directly reducing neutrophil-mediated inflammation

 CF Phase 2 Topline Data: Dose & Exposure Dependent Inhibition of Blood NSPs was Observed  Cathepsin-G (CatG)  Proteinase 3 (Pr3)   Neutrophil    Elastase (NE)  10 mg  25 mg  DOSE  40 mg  placebo  -14.7%  33.2%  54.9%  74.0%  11.3%  69.5%  86.9%  95.6%  2.5%  15.8%  37.2%  55.0%  NSP activity reduction relative to baseline on Day 29 (median):  Insmed Dataset: Nov 23, 2022  PK-NSP Relationships  FINDINGS  Measured NSP data were highly variable within and between subjects   Average inhibition on NSP activity was dose dependent, and the degree of inhibition appeared to be CatG > NE > Pr3  Brensocatib demonstrated inhibition of all 3 NSPs especially at the 25 and 40 mg dose levels  Clear correlations between NSP activity and brensocatib exposure (Cmax, AUC, trough concentration) or dose were observed  The Company concluded that an additional cohort evaluating a 65 mg dose of brensocatib is not needed in this patient population.     Ecmax (%inh)  Steady-state Exposure  9

 Brensocatib inhibited the NE activity in a dose dependent fashion in all populations tested   Blood/Plasma NE Data Comparison Between Studies  AstraZeneca Phase 1 Healthy Volunteers  (D6190C00001***)  Insmed NCFBE  (WILLOW)  Insmed CF**(INS1007-211)  10 mg  25 mg  DOSE  40 mg  placebo  -14.7%  33.2%  54.9%  74.0%  16.5%  34.8%  42.6%  55.1%  3.40%  30.9%  66.5%  NA  NE activity reduction relative to baseline (median) at 4 week* in Different Populations:  * Day 29 data for INS1007-211 and INS1007-201, and Day 28 data for D6190C00001  **INS1007-211 PD Dataset: Nov 23, 2022  *** AZ Study; NE activity was normalized by ANC  FINDINGS  NE Inhibition in CF subjects was comparable to that in non-CF subjects  The degree of NE activity inhibition at Week 4 was generally comparable between CF and non-CF populations     10  Insmed Dataset: Nov 23, 2022

 CF Phase 2 Topline Data: Brensocatib was well-toleratedwith no new safety signals detected  FINDINGS  Thirteen participants in brensocatib arms and two in placebo reported 43 TEAEs  One reported SAE of pulmonary exacerbation in brensocatib 40 mg arm (not related). Four TEAEs were related to study drug (3 in brensocatib and 1 in placebo arms).  There were no deaths nor AESIs.     25 mg QD   n: 8 (%) AE  40 mg QD  n: 8 (%) AE  10 mg QD   n: 8 (%) AE  TEAE related to study treatment  Serious TEAE  DOSE  Serious TEAE related to study treatment  Any TEAE  n: 5 (%) AE  29 (%) AE  4 (50) 9  1 (12.5) 21  1 (12.5) 13  0  Brensocatib N:24  Pooled Placebo  Total  TEAE of Special Interest  TEAE related to COVID-194  TEAE resulting in Death  0  0  0  1 (12.5) 1  TEAE leading to study withdrawal  5 (62.5) 11  1 (12.5) 1  0  0  0  0  0  1 (12.5) 24  4 (50) 11  0  0  0  0  0  0  0  2 (40) 5  1 (20) 12  0  0  0  0  0  0  15 (51) 43  3 (10.3) 4  1 (3.4) 1  0  0  0  0  2 (6.9) 34  1Abdominal pain (temporal association), mild (3 event 2 participants)  2Chromaturia (temporal association), mild  3Pulmonary exacerbation  4Includes an TEAE of “fatigue” related to COVID-19  11  Insmed Dataset: Nov 23, 2022

The potential addressable markets available to be treated via the MOA are **enormous**

Bronchiectasis	CRSsNP	Cystic Fibrosis	HS
Up to 6.7M Additional Patients WW Beyond Launch Focus	**~400K**[4,5,6,7] Addressable Patients WW (Severe Population)	**~70K**[8,9] Total WW Diagnosed Patients	**~100K** Moderate to Severe Patients in US[10,11]
No approved treatments ~1.7M undiagnosed BE patients/**misdiagnosed** with COPD or asthma[1,2] + ~2.3M to 5M undiagnosed BE patients/**co-morbid** with COPD[2,3]	**No approved treatments** **~70M patients with CRSsNP**[1], yet many do not respond to corticosteroids and/or Endoscopic Sinus Surgery (ESS)	**No approved anti-inflammatory treatments** targeting neutrophil-mediated inflammation, the key driver of exacerbations and disease progression	**Current approaches represent significant burden** for patients who require multiple therapies and/or surgery to manage disease

[1]Potential Undiagnosed or Misdiagnosed (with COPD, Asthma) BE patients in US estimated based on Medical Experts driven insights applied to patient level claims data using advanced analytics / statistical methods; [2]Ex-US estimates based on published epidemiology research, Insmed market research, and extrapolation of US-focused claims and epi data analysis (sourced from swoop/ipm.ai); [3]Potential Undiagnosed or Co-morbid (with COPD) BE patients in US derived based on internal Insmed meta-analysis of 16 epi studies that look at BE prevalence in COPD patients; [4]Cho et. al, Chronic Rhinosinusitis without Nasal Polyps J Allergy Clin Immunol Pract. 2016 ; 4(4): 575–582. doi:10.1016/j.jaip.2016.04.015; [5]Benjamin et. al, Clinical Characteristics of Patients with Chronic Rhinosinusitis without Nasal Polyps in an Academic Setting, J ALLERGY CLIN IMMUNOL PRACT VOLUME 7, NUMBER 3, MARCH 2019; [6]Patient level claims data analysis US ONLY (Komodo Health), proportion of actively managed CRS patients with no Dx codes for Nasal Polyps in patient history; Extrapolated to Europe5 and Japan; [7]Patient level claims data analysis US ONLY (Komodo Health), proportion of actively managed CRSsNP patients with ESS; Extrapolated to Europe5 and Japan; [8]CF Foundation, https://www.cff.org/intro-cf/about-cystic-fibrosis; [9]Cystic Fibrosis Journal, https://www.cysticfibrosisjournal.com/action/showFullTableHTML?isHtml=true&tableId=t0015&pii=S1569-1993%2816%2930655-5; [10]Phan et al, Global prevalence of hidradenitis suppurativa and geographical variation—systematic review and metaanalysis Biomedical Dermatology (2020) 4:2; [11]Puri, Ajay: Hidradenitis Suppurativa Executive Insights, DRG Nov 2019 *Hidradenitis Suppurativa

insmed

12

 First two pillars will transform Insmed, as we grow to address patient populations from tens of thousands to more than 1 million patients … with potentially more beyond  Potential Addressable Patient Populations  Refractory  NTM  NTM + All Bronchiectasis + Additional Indications  Refractory + Frontline MAC NTM + Bronchiectasis at Launch  BRENSOCATIB  ARIKAYCE  CRSsNP  CF  Additional BE  BE  Frontline MAC NTM  Refractory MAC NTM  2023 Revenue guidance of $285M to $300M for Refractory NTM  Number of Patients

"We strongly believe that TPIP has the potential to be *the* best-in-class prostanoid therapy…" – KOL at December 2022 Ad Board meeting

1 ARIKAYCE | 2 Brensocatib | **3 TPIP** | 4 Early-Stage Research

- Designed to harness **full potential of prostanoid therapy**
- Phase 1 demonstrated dosing >600 mcg
- Achieved 16 weeks of treatment in a PAH patient at 320 mcg in Phase 2a
- **Phase 2 in PH-ILD and Phase 2b in PAH are both underway**

	U.S.	Japan	EU[†] Market
Diagnosed patients with PH-ILD	~45K[1,2,3]	~7K[1,2,3,6]	~60K[1,2,3,9]
Diagnosed patients with PAH	~35K[4,5]	~4K[7]-~6K[8]	~40K[10,11,12,13]

[†]European 5 comprised of France, Germany, Italy, Spain and the United Kingdom; [1]Coultas DB et al, "The epidemiology of interstitial diseases", Am J Repir Crit Care Med, 1994; [2]Ryu et al., "Pulmonary hypertension in patients with interstitial lung disease." Mayo Clinic Proceedings, 2007; [3]Anderson et al., "Pulmonary hypertension in interstitial lung disease: prevalence, prognosis and 6 min walk test." Respir Med, 2012; [4]Kirson N et al, "Prevalence of pulmonary arterial hypertension and chronic thromboembolic pulmonary hypertension in the United States", Jul 2011; [5]Analysis of Compile Health claims; [6]Meta-analysis of several Japan-based publications relating to interstitial lung diseases; [7]Japan's Intractable Disease Database; [8]Insmed Primary Quantitative Market Research Fielded September 2021; [9]Duchemann et al., "Prevalence and incidence of interstitial lung diseases in a multi-ethnic county of Greater Paris." European Respiratory Journal, 2017; [10]2019 National Audit of Pulmonary Hypertension Great Britain; [11]Humbert M et al, "Pulmonary arterial hypertension in France: results from a national registry", Feb 2006; [12]Hoeper M et al, "Incidence and prevalence of pulmonary arterial hypertension in Germany", Nov 2015; [13]Escribano-Subias P et al, "Survival in pulmonary hypertension in Spain: insights from the Spanish registry", 2012 insmed

14

 We designed TPIP to chemically accomplish the continuous delivery of a prostanoid and its demonstrated benefits  … aerosol delivery of the drug had a much greater vasodilatory effect than intravenous delivery.  At the highest dose, aerosol delivery of the drug returned both pulmonary vascular resistance and pulmonary artery pressure to baseline levels…  “ ”  Ongoing Phase 2 trials designed to validate this potential benefit  15  Inhalation delivery of a prostanoid is more potent than systemic delivery  Sheep Model of Sustained Acute Pulmonary Hypertension

 <20% of expenditures  Each modality offers a distinct advantage  INITIAL INDICATIONS Musculoskeletal, CNS, Ocular, Rheumatologic  3  TPIP  Early-Stage Research: A technology platform that can deliver impactful therapies in potentially less time, at less cost   4  Early-Stage Research  2  Brensocatib  1  ARIKAYCE  AI-driven protein engineering  Gene Therapy  Protein manufacturing  BUILDING A ROBUST PIPELINE  Increased safety with decreased viral load  lower costs with higher yields

Our three distinct research engines are expected to generate ≥6 INDs/Phase 1 studies by year-end 2025

	AI-Driven Protein Engineering	Chemistry, Formulation & Delivery	Gene Therapy, Novel Protein Manufacturing
Therapeutic Targets	Rheumatology Immunology Improved Viral Capsids	Next-generation DPP1 inhibitor	Musculoskeletal – 1H23 (IND) CNS – Late '23 / Early '24 (IND)
Location	New Hampshire	New Jersey	California
Team size	N ~15	N ~40	N ~35
Leadership	**Karl Griswold** Biologics & NH Site Lead **Chris Bailey-Kellogg** Computational Biology	**Walter Perkins** Chief Technology Officer	**Brian Kaspar** Chief Scientific Officer

insmed

17

Significant data readouts across the next 18 months

	1 ARIKAYCE	2 Brensocatib	3 TPIP	4 Early-Stage Research
1H 2023		Cystic Fibrosis PK/PD Data (1Q)		Musculoskeletal preclinical data (2Q) CNS preclinical data (2Q)
2H 2023	ARISE Topline Results (3Q)		Interim dose titration safety & tolerability levels	
1H 2024		ASPEN Topline Results (2Q)	PH-ILD Topline Results	Musculoskeletal Clinical data

insmed

18

Our strategy reflects our commitment to patients — to deliver life-altering therapies and to work quickly and creatively to deliver meaningful results  Life-transforming innovation happens at theconvergence of breakthrough science and collaborative culture  #1 on Science’s 2022 Top Biopharma Employers List (2 YEARS IN A ROW!)  700+ employees across the world  19

 Driving our Transformation  INSMED’S MISSONTo deliver life-altering therapies to small patient populations experiencing big health problems     MATURING PIPELINE multiple milestones 2023-2024  OUR STRATEGY leverage revenue generation to create a sustainable biotechnology company…  CASH > $1 billon to support near-term inflection points  COMMERCIAL ENGINE $285M to $300M in revenue expected in 2023